EXHIBIT 1.1

                                1,400,000 SHARES
                               1,400,000 WARRANTS
                             UNISERVICE CORPORATION

                             UNDERWRITING AGREEMENT

                                  June __, 1998

Werbel-Roth Securities, Inc.
As Representatives of the Several Underwriters

c/o      Werbel-Roth Securities, Inc.
         150 East Palmetto Park Road, Suite 510
         Boca Raton, Florida 33432

Dear Sirs:

         Uniservice Corporation, a Florida corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS") an aggregate of (i) 1,400,000 shares of its Class A Common Stock, $0.0001 par value per share ("COMMON STOCK"), and (ii) 1,400,000 warrants to purchase Class A common stock ("WARRANTS"). The 1,400,000 shares of Common Stock to be issued and sold to the Underwriters by the Company are hereinafter referred to as the "FIRM SHARES," and the 1,400,000 Warrants are hereinafter referred to as the "FIRM WARRANTS." The Company also proposes to sell to you (the "Representative"), upon the terms and conditions set forth in Section hereof, up to an additional 210,000 shares (the "ADDITIONAL SHARES") of Common Stock and 210,000 Warrants (the "ADDITIONAL WARRANTS") to cover over-allotments (the "OVER-ALLOTMENT OPTION").

         The Company also proposes to sell to you, upon the terms and conditions set forth in a separate Warrant Agreement (the "REPRESENTATIVE'S WARRANT") a warrant to purchase an additional 140,000 shares of Common Stock and 140,000 Warrants. The shares of Common Stock issuable upon exercise of the Representative's Warrant and the Warrants are hereinafter referred to as the "WARRANT SHARES," and the Warrants issuable upon exercise of the Representative's Warrant are hereinafter referred to as the "WARRANT WARRANTS." The Firm Shares, the Firm Warrants, the Additional Shares, and the Additional Warrants, are hereinafter collectively referred to as the "OFFERING SECURITIES." The Warrant Shares and the Warrant Warrants are hereinafter collectively referred to as the "WARRANT SECURITIES." The Offering Securities and the Warrant Securities are hereinafter referred to as the "SECURITIES."

         The Company wishes to confirm as follows its agreements with the Representative and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Securities by the Underwriters and of the Warrant Securities by you.

         1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission



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thereunder (collectively, the "ACT"), a registration statement on Form SB-2 under the Act (the "REGISTRATION STATEMENT"), including a prospectus subject to completion relating to the Securities. The term "REGISTRATION STATEMENT" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Securities may commence, the term "REGISTRATION STATEMENT" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "PROSPECTUS" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "PROSPECTUS" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "PREPRICING PROSPECTUS" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

         2. AGREEMENTS TO SELL AND PURCHASE. Subject to such adjustments as you may determine in order to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $4.50 per share of Common Stock (the "PURCHASE PRICE PER SHARE") and $0.1125 per Warrant (the "PURCHASE PRICE PER WARRANT"), the number of Firm Shares and the Number of Firm Warrants set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares and Firm Warrants increased as set forth in Section hereof).

          The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Representative, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Representative shall have the right to purchase from the Company, at the purchase price per share and the purchase price per warrant, respectively, pursuant to the Over-Allotment Option which may be exercised at any time and from time to time prior to 9:00 P.M., Eastern time, on the 45th day after the date of the Prospectus (or, if such 45th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 210,000 Additional Shares and 210,000 Additional Warrants from the Company. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.

         3. TERMS OF PUBLIC OFFERING. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as

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soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Offering Securities upon the terms set forth in the Prospectus.

         4. DELIVERY OF THE OFFERING SECURITIES AND PAYMENT THEREFOR. Delivery to the Underwriters of and payment for the Firm Shares and the Firm Warrants shall be made at the office of Werbel-Roth Securities, Inc., 150 East Palmetto Park Road, Suite 510, Boca Raton, Florida 33432, at 10:00 A.M., Eastern time, on , 1998 (the "INITIAL CLOSING DATE"). The place of closing for the Firm Shares and Firm Warrants and the Initial Closing Date may be varied by agreement among you and the Company.

         Delivery to the Representative of and payment for any Additional Shares or Additional Warrants to be purchased by the Representative shall be made at the aforementioned office of Werbel-Roth Securities, Inc. at such time on such date (the "OPTION CLOSING DATE"), which may be the same as the Initial Closing Date but shall in no event be earlier than the Initial Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from the Representative to the Company of the Representative's determination to purchase a number, specified in such notice, of Additional Shares and Additional Warrants. The place of closing for any Additional Shares and Additional Warrants and the Option Closing Date for such Securities may be varied by agreement among you and the Company.

         Certificates for the Firm Shares and the Firm Warrants and for any Additional Shares or Additional Warrants to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., Eastern time, on the second business day preceding the Initial Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in Boca Raton, Florida for inspection and packaging not later than 9:30 A.M., Eastern time, on the business day next preceding the Initial Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and the Firm Warrants and any Additional Shares or Additional Warrants to be purchased hereunder shall be delivered to you on the Initial Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by wire transfer or by certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company.

         On the Initial Closing Date, the Company shall issue and sell to the Representative the Representative's Warrant for $140.00 (the "Initial Purchase Price"), which warrant shall entitle the holders thereof to purchase an aggregate of 140,000 Warrant Shares at a price of $7.50 per share and 140,000 Warrant Warrants at a price of $0.1875 per warrant. Payment of the Initial Purchase Price shall be made on the Initial Closing Date.

         The Warrant Securities shall be non-transferable for a period of one year from the Initial Closing Date (except to affiliates of the Representative or an Underwriter). The Representative's Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the effective date of the Registration Statement. The form and terms of the Representative's

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Warrant Certificate shall be substantially in the form filed as an Exhibit to the Registration Statement.

         5. AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

                  (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Company will furnish to you, without charge (i) two signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement and (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request.

                  (d) The Company will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object in writing.

                  (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form

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of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Offering Securities are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as Representative of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (g) The Company will, concurrently with the Effective Date, register the class of equity securities of which the Shares are a part under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the Company will maintain such registration for a minimum of five (5) years from the Effective Date.

                  (h) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

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                  (i) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section ll(a) of the Act.

                  (j) For a period of five years from the Effective Date, the Company, at its expense, will annually furnish to its shareholders a report of its operations to include financial statements audited by independent public accountants, and will furnish to the Underwriter as soon as practicable after the end of each fiscal year, a balance sheet of the Company as at the end of such fiscal year, together with statements of operations, shareholders' equity, and changes in cash flow of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent public accountants.

                  (k) For a period of five years from the Effective Date, the Company will deliver to the Representative and to Representative's Counsel on a timely basis (i) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-KSB (or 10-K), 10-QSB (or 10-Q) and exhibits thereto, filed or furnished to the Commission, any securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"); (ii) as soon as practicable, copies of any reports or communications (financial or other) of the Company mailed to its security holders; (iii) as soon as practicable, a copy of any Schedule 13D, 13G, 14D-1 or 13E-3 received or prepared by the Company from time to time; and (iv) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request and which can be prepared or obtained by the Company without unreasonable effort or expense. The Company will furnish to its shareholders annual reports containing audited financial statements and such other periodic reports as it may determine to be appropriate or as may be required by law.

                  (l) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section hereof or by notice given by you terminating this Agreement pursuant to Section or Section hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representative for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

                  (m) The Company will apply the net proceeds from the sale of the Offering Securities to be sold by it hereunder substantially in accordance with the description set forth in the Prospectus.

                  (n) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

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                  (o) Except as provided in this Agreement, the Company will not sell, contract to sell or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options or warrants to purchase Common Stock, for a period of two years after the date of the Prospectus, without the prior written consent of Werbel-Roth Securities, Inc.; provided, however, that the Company may issue Common Stock pursuant to the terms of any warrants, options or stock option plans existing on the date hereof.

                  (p) The Company has furnished or will furnish to you "LOCK-UP" letters, in form and substance satisfactory to you, signed by each of its current stockholders.

                  (q) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate, or that might reasonably be expected to cause or result in stabilization or manipulation of, the price of the Common Stock to facilitate the sale or resale of the Securities.

                  (r) The Company will use its best efforts to have the shares of Common Stock which it agrees to sell under this Agreement listed, subject to notice of issuance, in Standard & Poor's and (2) on the Nasdaq SmallCap Market on or before the Initial Closing Date and to maintain such listing for at least five years from the Initial Closing Date.

                  (s) So long as any Warrants are outstanding, the Company shall use its best efforts to cause post-effective amendments to the Registration Statement to become effective in compliance with the Act as shall be necessary to enable the sale of the Common Stock underlying the Warrants and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Warrant as they may request and as otherwise required by law and, to furnish to the Representative and dealers as many copies of each such Prospectus as the Representative or dealer may reasonably request. In addition, for so long as any Warrant is outstanding, the Company will promptly notify the Representative of any material change in the financial condition, business, results of operations or properties of the Company.

                  (t) Neither the Company nor any person that is controlled by the Company will take any action designed to stabilize or manipulate, or which might be reasonably expected to cause or result in the stabilization or manipulation of, the price of the Common Stock or Warrants.

                  (u) The Company shall retain a transfer agent for the Common Stock and Warrants, reasonably acceptable to the Representative, for a period of five (5) years from the Effective Date. In addition, for a period of five (5) years from the Effective Date, the Company, at its own expense, shall cause such transfer agent to provide the Representative with copies of the Company's daily transfer sheets, and, no less frequently that weekly, a current list of the Company's securityholders, including a list of the beneficial owners of securities held by a depository trust company and other nominees.

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                  (v) The Representative and its successors will have the right to designate a nominee for election, at its or their option, either as a member of or a non-voting advisor to the Board of Directors of the Company, and the Company will use its best efforts to cause such nominee to be elected and continued in office as a director of the Company or as such advisor until the expiration of five (5) years from the Effective Date. Each of the Company's current officers, directors and shareholders agrees to vote all of the Common Stock owned by such person or entity so as to elect and continue in office such nominee of the Representative. Following the election of such nominee as a director or advisor, such person shall receive no more or less compensation than is paid to other non-officer directors of the Company for attendance at meetings of the Board of Directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging and transportation. The Company agrees to indemnify and hold such director or advisor harmless, to the maximum extent permitted by law, against any and all claims, actions, awards and judgments arising out of his service as a director or advisor and, in the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, to include such director or advisor as an insured under such policy. The rights and benefits of such indemnification and the benefits of such insurance shall, to the extent possible, extend to the Representative insofar as it may be or may be alleged to be responsible for such director or advisor. If the Representative does not exercise its option to designate a member of or advisor to the Company's Board of Directors, the Representative shall nonetheless have the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting of the Board of Directors. The Company agrees to give the Representative notice of each such meeting and to provide the Representative with an agenda and minutes of the meeting no later than it gives such notice and provides such items to the directors.

                  (w) For a period of five (5) years from the Effective Date, or until such earlier time as the Common Stock and Warrants are listed on the New York Stock Exchange or the American Stock Exchange, the Company shall cause its legal counsel to provide the Representative with a list, to be updated at least annually, of those states in which the Common Stock and Warrants may be traded in non-issuer transactions under the Blue Sky laws of the 50 states.

                  (x) For a period of five (5) years from the Effective Date, the Company shall continue to retain Spear, Safer, Harmon & Co., P.A., (or such other accounting firm as is acceptable to the Representative) as the Company's independent public accountants.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

                  (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the

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Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                  (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form SB-2 under the Act. The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

                  (c) All the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Securities to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefor, or to the holders of Warrants upon exercise thereof, in accordance with the terms hereof or the terms of the Warrants, as the case may be, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the registration statement and the prospectus.

                  (d) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Florida with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole.

                  (e) All the Company's subsidiaries (collectively, the "SUBSIDIARIES") are listed on Exhibit A hereto. Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of such Subsidiary; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully

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paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

                  (f) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act or the Exchange Act.

                  (g) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound.

                  (h) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Act and the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

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                  (i) The accountants, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

                  (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein and, in the case of unaudited financial statements, the absence of notes thereto and statements of cash flows and subject to normal recurring adjustments; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                  (k) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                  (l) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                  (m) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement or such imperfections or liens which do not materially interfere with the Company's use thereof, and all the property described in the Prospectus as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases.

                  (n) The Company has not distributed and, prior to the later to occur of (i) the Initial Closing Date and (ii) completion of the distribution of the Offering Securities, will not distribute any offering material in connection with the offering and sale of the Offering Securities other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

                  (o) The Company and each of the Subsidiaries has such material permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; the Company and each of the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries.

                  (p) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (ii) access to assets is permitted only in accordance with management's general or specific authorization; and (iii) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (q) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (r) The Company and each of the Subsidiaries have filed all tax returns required to be filed, which returns are correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                  (s) Except as set forth in the Prospectus, the Company has no employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the Employee Retirement Income Security Act of 1974.

                  (t) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

                  (u) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

                  (v) The Company has complied with all provisions of Florida Statutes, ss. 517.075, relating to issuers doing business with Cuba.

         7.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "INDEMNIFYING PARTIES"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel in writing that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Werbel-Roth Securities, Inc., and shall be reasonably acceptable to the Company, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, or failure to comply with applicable law as it relates to this agreement. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph , such Underwriter shall have the rights and duties given to the Company by paragraph above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph above. The foregoing indemnity agreement shall be in addition to any liability which any Underwriter may otherwise have.

                  (d) If the indemnification provided for in this Section is unavailable to an indemnified party under paragraphs or hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Representative shall have purchased any Additional Shares or Additional Warrants hereunder, any determination of the relative benefits received by the Company, or the Underwriters from the offering of the Securities shall include the net proceeds (before deducting expenses) received by the Company, and the underwriting discounts and commissions received by the Representative, from the sale of such Additional Securities, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section , no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Offering Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section are several in proportion to the respective numbers of Firm Shares and Firm Warrants set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares and Firm Warrants increased as set forth in Section
10 hereof) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement involves no monetary payment by the indemnified party and includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section .

         8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Offering Securities hereunder are subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Offering Securities may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., Eastern time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Prospectus, which in your opinion, as Representative of the several Underwriters, would materially adversely affect the market for the Offering Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representative of the several Underwriters, materially adversely affect the market for the Offering Securities.

                  (c) You shall have received on the Initial Closing Date, an opinion of Atlas, Pearlman, Trop & Borkson, P.A., counsel for the Company, dated the Initial Closing Date and addressed to you, as Representative of the several Underwriters, to the effect that:

                           (i) The Company is a corporation duly incorporated
and validly existing in good standing under the laws of the State of Florida with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole;

                           (ii) Each of the Subsidiaries is a corporation duly
organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest, or, to the best knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance;

                           (iii) To the best knowledge of such counsel after
reasonable inquiry, the authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

                           (iv) The Offering Securities and the Warrant
Securities have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive, or to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company;

                           (v) The certificates representing the Securities are
in due and proper form and the Common Stock issuable upon the exercise of the Firm Warrants, the Additional Warrants, the Representative's Warrant and the Warrant Warrants has been duly authorized and reserved for issuance, and when issued and delivered in accordance with the terms of such warrants will be duly and validly issued, fully paid and nonassessable.

                           (vi) The Registration Statement and all
post-effective amendments, if any, have become effective under the Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                           (vii) The Company has corporate power and authority
to enter into this Agreement and to issue, sell and deliver the Securities to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations may be limited by bankruptcy, fraudulent conveyance and similar laws affecting creditors' rights generally and by general equitable principals;

                           (viii) Neither the Company nor any of the
Subsidiaries is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or to the best knowledge of such counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness required to be described in the Prospectus, except as may be disclosed in the Prospectus;

                           (ix) Neither the offer, sale or delivery of the
Securities, the execution, delivery or performance of this Agreement, compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to the Registration Statement, or is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company, the Subsidiaries or any of their respective properties;

                           (x) No consent, approval, authorization or other
order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement;

                           (xi) The Registration Statement and the Prospectus
and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act;

                           (xii) To the best knowledge of such counsel after
reasonable inquiry: (A) other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                           (xiii) To the best knowledge of such counsel after
reasonable inquiry, neither the Company nor any of the Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries;

                           (xiv) Upon delivery of the Securities pursuant to
this Agreement and payment therefor as contemplated herein the Underwriters will acquire good and marketable title to the Securities free and clear of any lien, claim, security interest, or other encumbrance, restriction on transfer or other defect in title; and

                           (xv) Although counsel has not undertaken, except as
otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Initial Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Initial Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                           (xvi) The Company and each of the Subsidiaries has
full corporate power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the Company and the Subsidiaries taken as a whole), to own their respective properties and to conduct their respective businesses as now being conducted, as described in the Prospectus;

                           (xvii) Except as disclosed in the Prospectus, the
Company owns of record, directly or indirectly, all the outstanding shares of capital stock of each of the Subsidiaries free and clear of any lien, adverse claim, security interest, equity, or other encumbrance;

                           (xviii) The Company and the Subsidiaries own all
trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them, and Atlas, Pearlman, Trop & Borkson, P.A. is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing;

                           (xix) To the best of knowledge of such counsel after
reasonable inquiry, except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and

                           (xx) To the best of knowledge of such counsel after
reasonable inquiry, except as described in the Prospectus, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Securities or the right to have any Common Stock or other securities of the Company included in the registration statement or the right, as a result of the filing of the registration statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

                  In rendering their opinion, counsel may rely upon an opinion or opinions, each dated the Initial Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of Florida, provided that (1) each such local counsel is acceptable to the Representative, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representative and is, in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                  (d) You shall have received on the Initial Closing Date an opinion of Holland & Knight LLP, counsel for the Underwriters, dated the Initial Closing Date and addressed to you, as Representative of the several Underwriters, with respect to the matters referred to in clauses , , , , and such other related matters as you may request.

                  (e) You shall have received letters addressed to you, as Representative of the several Underwriters, and dated the date hereof and the Initial Closing Date from Spear, Safer, Harmon & Co., P.A., independent certified public accountants, substantially in the forms heretofore approved by you.

                  (f) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Initial Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or Supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Initial Closing Date as if made on and as of the Initial Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 8(f) and in Section 8(g) hereof.

                     (g) The Company shall not have failed at or prior to the Initial Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Initial Closing Date.

                     (h) Prior to the Initial Closing Date the shares of Common Stock and the Warrants which the Company agrees to sell pursuant to this Agreement shall have been listed, subject to notice of issuance, in Standard & Poor's and on the Nasdaq SmallCap Market.

                     (i) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

                     (j) The NASD shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of the Securities by the Underwriters.

               All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

               Any certificate or document signed by any officer of the Company and delivered to you, as Representative of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

               The obligation of the Representative to purchase Additional Securities hereunder is subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section , except that, if any Option Closing Date is other than the Initial Closing Date, the certificates, opinions and letters referred to in paragraphs shall be dated the Option Closing Date in question and the opinions called for by paragraphs and shall be revised to reflect the sale of Additional Securities.

                  9.       EXPENSES.

                           (a) The Company agrees to pay the following costs and
expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Offering Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Common Stock and Warrants in Standard & Poor's and on the Nasdaq SmallCap Market; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Offering Securities; and
(ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (x) the expenses of the Underwriters and counsel for the Underwriters (including Chilean co-counsel) in connection with the due diligence investigation of the Company; and (xi) expenses for tombstone advertising not to exceed $12,500.

                  (b) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 9, it will pay to the Representative a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Offering Securities, of which $25,000 has been paid to date, by certified or bank cashier's check, or at the election of the Representative, by deduction from the proceeds of the offering contemplated herein.

         10. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Offering Securities may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representative of the several Underwriters, by notifying the Company.

         If any one or more of the Underwriters shall fail or refuse to purchase any Firm Shares or Firm Warrants that it or they are obligated to purchase hereunder on the Initial Closing Date, and the aggregate number of Firm Shares and Firm Warrants which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of such securities which the Underwriters are obligated to purchase on the Initial Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares and Firm Warrants set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares and Firm Warrants set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section __ of the Master Agreement Among Underwriters of Werbel-Roth Securities, Inc., to purchase the Firm Shares and Firm Warrants which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares or Firm Warrants which it or they are obligated to purchase on the Initial Closing Date and the aggregate number of securities with respect to which such default occurs is more than one-tenth of the aggregate number of securities which the Underwriters are obligated to purchase on the Initial Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Initial Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Firm Shares or Firm Warrants which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

         Any notice under this Section may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company, by notice to the Company, if prior to the Initial Closing Date or any Option Closing Date (if different from the Initial Closing Date and then only as to the Additional Securities), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Florida shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Offering Securities at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Offering Securities by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections and hereof. The first paragraph under the caption "Underwriting" will contain the names and participations of the underwriters; the third paragraph will contain the selling concession and the reallowance.

         13. MISCELLANEOUS. Except as otherwise provided in Sections , and hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 1900 Glades Road, Suite 351, Boca Raton, Florida 33431, Attention:
Ricardo Vilensky, Chief Executive Officer; or (ii) if to you, as Representative of the several Underwriters, care of Werbel-Roth Securities, Inc., 150 E. Palmetto Park Road, Suite 510, Boca Raton, Florida 33432, Attention: Howard Roth, President.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

         14. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed within the State of Florida.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                                      *****

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                                       Very truly yours,


                                       UNISERVICE CORPORATION



                                       By_______________________________________

Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

Werbel-Roth Securities, Inc.


As Representative of the Several Underwriters


By Werbel-Roth Securities, Inc.

By_____________________________

                                   SCHEDULE I


                                           NUMBER OF              NUMBER OF
UNDERWRITER                                FIRM SHARES          FIRM WARRANTS
-----------                                -----------          -------------

Werbel-Roth Securities, Inc. ....



















                                                   Total.....